UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K/A-2
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 22, 2013 (November 27, 2012)

PUB CRAWL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-54635
(Commission File No.)

801 West Bay Drive
Suite 470
Largo, Florida  33770
(Address of principal executive offices and Zip Code)

727-330-2731
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 28, 2012, we entered into a Share Exchange Agreement (the “Exchange Agreement”) with Mobile Dynamic Marketing, Inc. (“MDM”) a Florida Corporation, and the shareholders of MDM (the “Shareholders”). In connection with the closing of this transaction, we acquired all of the issued and outstanding shares of MDM, which resulted in a parent-subsidiary relationship (the “Acquisition”).

In addition, pursuant to the terms of the Exchange Agreement:  The Shareholders of all of the capital stock of MDM issued and outstanding immediately prior to the closing of the Acquisition exchanged their shares into Ten Million shares (10,000,000) of our common stock. As a result, the shareholders of MDM received 10,000,000 newly issued shares of our common stock.

Hubert Elrington, our former sole Officer and Director, agreed to cancel One Hundred and Fifty Million shares (150,000,000) of his common stock.

As a result, immediately following the Acquisition, there were One Hundred Twenty Five Million Five Hundred Thousand shares (125,500,000) of common stock issued and outstanding.

MDM provided customary representations and warranties and closing conditions, including the unanimous approval of the Acquisition by its shareholders.

As of the date of the Exchange Agreement and currently, there are no material relationships between us or any of our affiliates and MDM, other than in respect of the Exchange Agreement.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Exchange Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On November 28, 2012, we and MDM completed the terms of the Exchange Agreement referred to in Item 1.01 of this report acquired all of the issued and outstanding shares of MDM in exchange for 10,000,000 restricted shares of our common stock, which represented approximately 8.0% of our outstanding common stock following the Acquisition and related transactions described in Item 1.01 of this Current Report.

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 28, 2012, in accordance with the Exchange Agreement dated November 28, 2012, we acquired all of the issued and outstanding shares of MDM.

In exchange for all of the issued and outstanding shares of MDM, the Shareholders received 10,000,000 shares of our common stock, which represented approximately 8.0% of our outstanding common stock following the Acquisition and related transactions described in Item 1.01 of this Current Report.

There were 265,500,000 shares of our common stock outstanding before giving effect to the stock related matters of the Acquisition. Following these events, there were 125,500,000 shares outstanding, including:

Shares	Held By:
10,000,000	MDM Shareholders
115,500,000	Existing Shareholders

Prior to the Acquisition, there were no material relationships between us and MDM, or any of their respective affiliates, directors or officers, or any associates of their respective officers or directors, other than as disclosed in this Current Report or our other filings with the Securities and Exchange Commission.

The Acquisition and its related transactions were approved by the holders of a requisite number of shares of MDM’s common stock by shareholder meeting. One Hundred percent (100%) of Shareholders of MDM approved the Acquisition.

With respect to the information required by Item 2.01(f) of this Item, see Item 5.06 and 9.01 below.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

In connection with the Acquisition, the Shareholders of MDM received Ten Million shares (10,000,000) of our common stock. The 10,000,000 shares of our common stock, which were issued to the Shareholders as of the effective date of the Acquisition, were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act which exempts transactions by an issuer not involving any public offering when the sale is to sophisticated investors who have been furnished with the same information that can be found in a Form S-1 registration statement.  Mr. McFadden and Ms. Pannoni qualify as sophisticated investors.

ITEM 5.01      CHANGES IN CONTROL OF REGISTRANT.

On November 28, 2012, Brian McFadden and Michelle Pannoni acquired control of seventy five million (75,000,000) shares (total) of the Company’s issued and outstanding common stock, Elrington in accordance with a stock purchase agreement between Mr. McFadden, Ms. Pannoni and Mr. Elrington (the “Stock Purchase Agreement”).

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially immediately prior to the transaction with between Mr. McFadden, Ms. Pannoni, and Mr. Elrington by: (i) each of our directors; (ii) each of our named executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our outstanding shares of common stock.  Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1) (#)	Percent of Class(2) (%)
Hubert Elrington 19 6th Street, Belize City, Belize	Common	225,000,000	84.7%
All Officers and Directors as a Group (1 Person)	Common	225,000,000	84.7%

(1)
The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2)	Based on 265,500,000 issued and outstanding shares of common stock as of October 6, 2012.

The following table sets forth, as of November 29, 2012, immediately after Mr. Elrington’s transfer of 75,000,000 shares of common stock to Mr. McFadden and Ms. Pannoni, the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and dispositive power with respect to such shares of common stock. As of November 29, 2012, there were 115,500,000 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
Directors and Officers:
Brian McFadden(1)	42,500,000	36.80%
801 West Bay Drive, Suite 470
Largo, Florida 33770

Michelle Pannoni (2)	42,500,000	36.80%
801 West Bay Drive, Suite 470
Largo, Florida 33770

All executive officers and directors as a group (2 people)	85,000,000	73.60%

(1)
Brian McFadden acquired 5,000,000 shares of common stock directly from us and 37,500,000 shares of common stock on November 27, 2012 in a private transaction from Hubert Elrington, a former officer and director.

(2)
Michelle Pannoni acquired 5,000,000 shares of common stock directly from us and 37,500,000 shares of common stock on November 27, 2012 in a private transaction from Hubert Elrington, a former officer and director.

(3)
Hubert Elrington irrevocably canceled and returned to authorized but unissued status a total of 150,000,000 shares of common stock on November 28, 2012, thereby reducing the total number of issued and outstanding common shares to the present number of 115,500,000 shares.

With respect to the information required by Item 5.01(8) see Items 5.06 and 9.01 of this report.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 27, 2012, Brian McFadden was appointed president, principal executive officer, and a member of the board of directors and Michelle Pannoni was appointed secretary, treasurer, principal financial officer and a member of the board of directors.

On of November 27, 2012, after the appointment of Mr. McFadden and Ms. Pannoni to the board of directors, Hubert Elrington resigned as an officer and director.

Brian McFadden

Since November 27, 2012 Brian McFadden has been our president, principal executive officer and a member of our board of directors.  Brian McFadden graduated from Hamilton College in 2007 where he studied both Economics and Sociology. Following graduation and through December 2008, Brian worked for Rogers Associates Machine Tool Corp as the Director of Business Development where he designed and implemented sales plans for major companies and Government entities including NASA, Ball Aerospace, The Harris Corporation and others.

In December 2008, Brian founded Rail Nine Media, a full service web design and marketing house that has worked with clients ranging from MTV’s Bam Margera to major financial service companies on all aspects of marketing. Brian is responsible for the daily operation and maintenance of the company and its clientele. In this role, Brian has created and maintained Social Media Marketing Campaigns, SMS Messaging campaigns, Print Media, Web Media and comprehensive multi-media campaigns.

In April 2010, Brian co-founded IRocNights, a single source hospitality resource for the Western New York Region. IRocNights expanded from Syracuse to Buffalo and gained major traction with over 100 clients in less then a year. While running IRocNights, Brian assisted in the creation of a 25-member team that cultivated and maintained relationships with numerous local businesses, politicians and social groups.

Brian expanded his IRocNights customer base through the launch of Let’s Stay Local in March 2011, a daily deal site specializing in Entertainment and targeting nightlife venue demographics. Capitalizing on the Groupon momentum, Let’s Stay Local focused on daily deals for the targeted younger generations. While at Let’s Stay Local, Brian was responsible for building the consumer distribution list while ensuring that the proper Daily Deals had been acquired and scheduled.  Brian sold IRocNights and its partnering businesses in October of 2011.

Brian currently remains at Rail Nine Media, where he started working in 2008.

Michelle Pannoni

Since November 27, 2012, Michelle Pannoni has been our secretary, treasurer, principal financial officer, principal accounting officer, and a member of the board of directors.  Michelle Pannoni attended Monroe Community College and Rochester Institute of Technology in Rochester, New York with a major concentration in Accounting and minor concentration in Finance and Marketing.

Michelle began her professional career by securing the position of Junior Accountant for a major accounting firm in New York.  She subsequently expanded her career experience capitalizing on her marketing background and secured a position as Marketing Partner in a hospitality enterprise with full accountability for all phases of marketing management, promotions and sales, and developed the business to the point of a profitable sale.

Michelle subsequently relocated to Florida for an opportunity as VP Marketing for a Marketing Group of various condominium tracts where she was responsible for the development, execution, and tracking of multiple web based marketing lead generation and sales programs.

She continued to expand her business expertise, serving in the management, marketing, and accounting functions for various private and public venues, all with corporate objectives related to utilizing her skill set in the development and on going management of web based marketing services.

In April of 2007, Michelle launched her own unique retail business “Talk of the Town Accessories” which she developed, marketed, and brought to a profitable sale in September 2009.

In October 2009 she became active as Florida Realtor specializing in the analysis, packaging, and web based marketing and sales of Commercial Real Estate venues including mixed use land sites, apartment and condominium conversion projects, marinas, hospitality/hotel acquisition and conversion to fractional use projects.

In March of 2011, Michelle launched her own web based marketing and design company –Trudico LLC, and simultaneously partnered with Brian McFadden, for the launch of Let’s Stay Local, an Entertainment venue designed to leverage the Groupon Daily Deal phenomenon into a younger, recurring, local nightlife demographic.

Currently, Michelle remains involved in the day to day operations of Trudico LLC while also remaining an active Florida Realtor.

During the past ten years, Mr. McFadden and Ms. Pannoni have not been the subject of the following events:

1.
A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;

i)
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator,  floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

	ii)	Engaging in any type of business practice; or
	iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.
Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

	i)	Any Federal or State securities or commodities law or regulation; or
ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

	iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.
Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

ITEM 5.06      CHANGE IN SHELL COMPANY STATUS.

On or about November 28, 2012, as a result of completing our Exchange Agreement with Mobile Dynamic Marketing, Inc. (“MDM”) a Florida Corporation, and changing the focus of our business from an Internet-based company specializing in providing information on Happy Hours, drink specials, nightly specials and “pub crawls” for bars and restaurants in San Diego, California to designing and selling mobile apps for smart phones and other mobile platforms such as tablets. Rule 405 provides that:

Shell company. The term shell company means a registrant, other than an asset-backed issuer as defined in Item 1101(b) of Regulation AB (§229.1101(b) of this chapter), that has:

(1)        No or nominal operations; and

(2)        Either:
(i)           No or nominal assets;
(ii)          Assets consisting solely of cash and cash equivalents; or
(iii)         Assets consisting of any amount of cash and cash equivalents and nominal other assets.

Note: For purposes of this definition, the determination of a registrant’s assets (including cash and cash equivalents) is based solely on the amount of assets that would be reflected on the registrant’s balance sheet prepared in accordance with generally accepted accounting principles on the date of that determination.

We have determined that we were no longer a shell company at November 28, 2012 based upon the fact that we have more than nominal assets, other than cash and more than nominal operations.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

We are including the following discussion to inform our existing and potential security holders generally of some of the risks and uncertainties that can affect our company and to take advantage of the “safe harbor” protection for forward-looking statements that applicable federal securities law affords.

From time to time, our management or persons acting on our behalf may make forward-looking statements to inform existing and potential security holders about our company. All statements other than statements of historical facts included in this report regarding our financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements. When used in this report, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, nationally and/or in the communities in which our company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our company’s operations, products, services and prices.

We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, results actually achieved may differ materially from expected results in these statements. Forward-looking statements speak only as of the date they are made. You should consider carefully the Risk Factors and other sections of this report, which describe factors that could cause our actual results to differ from those set forth in the forward-looking statements. We do not undertake, and specifically disclaim, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the United States Securities and Exchange Commission (the “SEC”) which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

BUSINESS

We were incorporated in the State of Nevada on May 27, 2010 to operate as an Internet-based company specializing in providing information on happy hours, drink specials, nightly specials and “pub crawls” for bars and restaurants in San Diego, California.  On November 28, 2012 we acquired all of the issued and outstanding common stock of Mobile Dynamic Marketing, Inc. (“MDM”) a Florida Corporation and changed our business to designing and selling mobile apps for smart phones and other mobile platforms such as tablets.

We have no revenues, have achieved losses since inception, have limited operations, have been issued a going concern opinion by our auditors and currently rely upon the sale of our securities to fund operations.

We have no plans to change our business activities or to combine with another business, and are not aware of any events or circumstances that might cause us to change our plans.

Business Development Summary

We were incorporated as Pub Crawl Holdings, Inc. in the state of Nevada on May 27, 2010. On June 14, 2010, we entered into an Assignment Agreement (the “Acquisition”) with PB PubCrawl.com, LLC (“PubCrawl”), a California limited liability company, whereby we acquired a 100% interest in the member shares of PubCrawl in exchange for 5,000,000 shares of our common stock.

Acquisition of Mobile Dynamic Marketing, Inc.

On November 28, 2012, we entered into a Share Exchange Agreement (the “Exchange Agreement”) with Mobile Dynamic Marketing, Inc. (“MDM”), a private corporation formed under the state of Florida on November 7, 2012, and the shareholders of MDM (the “Shareholders”).   Under the terms of the agreement, PCHI will acquire 100% of the issued and outstanding common shares of MDMI in exchange for 85,000,000 common shares of the Company, comprised of 75,000,000 common shares privately transacted from our former President and Director and 10,000,000 newly issued common shares to shareholders.  Furthermore, our former President and Director cancelled 150,000,000 common shares as part of the share exchange agreement.  After the close of the share exchange agreement, there are 125,500,000 common shares outstanding and the former shareholders of MDMI will control approximately 68% of the total issued and outstanding common shares of our company, resulting in a reverse takeover whereby we are the legal acquirers of MDMI, but MDMI is considered the acquirer for accounting purposes.

Our Business

We are engaged in the business of designing and selling mobile applications for the Apple® and Android® platforms.

We have created a business plan built upon designing and selling mobile apps for smart phones and other mobile platforms such as tablets. We will be striving to design and develop applications which will not only improve workforce productivity, but as is the case with our initial app, bring additional interactive marketing exposure to small businesses through our products and services.  We have designed a website which will be a primary source of information for the general public of the nature of our business.  Additionally, we have begun our initial writing, design and programming of our first mobile app. During our initial month of formation we concentrated our energies on analyzing the viability of our business plan, and establishing our business model, including researching the items needed to secure a trademark and develop relationships with mobile app retailers.  Our president, Mr. Brian McFadden, has assisted and completed the design of our initial logo.  We do not presently have a market-ready product, and we currently do not have any customers. As such, we have generated no revenues.

We are attempting to build a successful designer of mobile app for smart phones and other mobile devices.  In order to generate revenues during the next twelve months, we must:

1. Maintain our website – We believe that the internet is a great marketing tool not only for providing information on our company, but also for providing current information on our upcoming apps as well as industry related information regarding new technology and device updates. We have developed our preliminary website, and are in the process of developing a more advanced site where we can provide a more detailed section regarding proprietary app designs and features. We have begun designing a more advanced website, and intend to launch it during the second quarter of 2013.

2. Develop and implement a product development timeline – We will require the implementation of a detailed timeline to ensure our production a marketable mobile application.  These keys areas will need to be addressed to assist in the assurance of the Company’s success:

•	efficient design and programming writing;
•	extensive Beta testing through friends and family network, or eventually through current users;
•	timely and useful downloadable updates;
•	marketable launch through third party retailer or through the Company’s website.

3. Develop and implement a marketing plan – Our planned revenue streams will require an extensive list of contacts to allow for the marketing of our mobile apps. Awareness of the revenue potential we will be able to deliver through our app sales, will be delivered through the implementation of a number of marketing initiatives including search engine optimization, website completion, hosted video demonstrations, third party service contacts, tradeshow attendance, as well as blogging and other forms of social media which are driven by technology and mobile flexibility. These efforts and the resulting awareness will be key drivers behind the success of our revenue producing operations.

Market and Revenue Generation

In order to generate revenues during the next twelve months, we must:

1. Develop and implement a marketing plan – Our planned revenue streams will require establishing a web presence and improved visibility within the public and private sectors. A major key factor in our success will be the building of third party relationships within the mobile technology industry.

2. Develop and implement a comprehensive consumer information website – For the foreseeable future, our website (www.mobiledynamicmarketing.com) will be a primary asset and a potential key source of revenue generation, as well as company information. Currently, management is formulating its plan on how best to employ its resources to expand and improve the site. We are working to add to the functionality of the site including: announcements of new apps, updates on our future app development, updates on mobile technology, and blogs focused on the mobile app market and desires of end-users. Additionally we need to optimize the site for search engine rank, as well as renew the look and feel of the site to coincide with our objectives for our brand. We have not yet recognized revenues from the website nor is there any indication that we ever will recognize direct revenues from our website. We do not presently have a market-ready product, nor do we have any customers; thus have generated no revenues.

Our operations, to date, have been devoted primarily to startup and development activities, which include the following:

•	Formation of the company;
•	Development of Company logo;
•	Development of our business plan;
•	Preparation for Application for a Trademark;
•	Launching of our preliminary website; and
•	Begin the design and development of our initial mobile application.

Currently we own no property.   We lease space for our offices that are located 801 West Bay Drive, Suite 470, Largo, Florida 33770.  Telephone 727-330-2731.  We lease our offices from West Bay Largo LLC pursuant to a written lease dated December 1, 2012.  The term of our lease is month-to-month.  Our monthly rent is $25.

Convertible Promissory Note

On December 6, 2012, we entered into a convertible promissory note agreement for $150,000. Pursuant to the agreement, the loan is unsecured, bears interest at 10% per annum, and is due on December 5, 2014. The note is also convertible into common shares at a conversion price equal to 25% of the average of the three lowest closing prices for our common shares in the ten trading days prior to conversion, at the option of the note holder, commencing on December 6, 2012.

Employees

We are a development stage company and currently have only two part-time employees, our president, chief executive officer, and a member of our board of directors, Brian McFadden and our secretary, treasurer, chief financial officer and a member of our board of directors, Michelle Pannoni.

RISK FACTORS

Investors in Pub Crawl Holdings, Inc. should be particularly aware of the inherent risks associated with our business. As of the date of this filing our management is aware of the following material risks.

We are a development stage company organized in May 2010 and have recently commenced operations, making an evaluation of us extremely difficult. At this stage, even with our good faith efforts, there is nothing on which to base an assumption that we will become profitable or generate any significant amount of revenues.

We were incorporated in May 2010 as a Nevada corporation. As a result of our start-up operations we have; (i) generated no revenues, (ii) accumulated deficit of $29,205 for the period ended November 30, 2012, and (iii) we have incurred losses of $29,205 for the period ended November 30, 2012. We have been focused on organizational, start-up activities and business plan development since we incorporated. Although we have commenced the development of our website and marketing strategy, there is nothing at this time on which to base an assumption that our business operations will prove to be successful or that we will ever be able to operate profitably. Our future operating results will depend on many factors, including our ability to raise adequate working capital, demand for our product, the level of our competition and our ability to attract and maintain key management and employees. We do not presently have a market-ready product and we currently do not have any customers. As such, we have generated no revenues.

We are an “emerging growth company” under the JOBS Act of 2012, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”), and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards.  As a result, our financial statements may not be comparable to those of companies that comply with public company effective dates.

We will remain an “emerging growth company” for up to five years, although we will lose that status sooner if our revenues exceed $1 billion, if we issue more than $1 billion in non-convertible debt in a three year period, or if the market value of our common stock that is held by non-affiliates exceeds $700 million.”

Even if we no longer qualify as an “emerging growth company”, we may still be subject to reduced reporting requirements so long as we are considered a “Smaller Reporting Company.”

Many of the exemptions available for emerging growth companies are also available to smaller reporting companies like us that have less than $75 million of worldwide common equity held by non-affiliates.  So, although we may no longer qualify as an emerging growth company, we may still be subject to reduced reporting requirements.

Our auditor’s report reflects the fact that our ability to continue as a going concern is dependent upon our  ability to raise additional capital from the sale of common stock and, ultimately the achievement of significant operating revenues. If we are unable to continue as a going concern, you will lose your investment.

Additionally, our auditor’s report reflects that our ability to continue as a going concern is dependent upon our ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating revenues. If we are unable to continue as a going concern, you will lose your investment. You should not invest in this offering unless you can afford to lose your entire investment.

We will be competing with better established companies.

We will not be the first company to attempt to design and sell apps for mobile devices. There are other companies whose contacts and expertise may be more advanced than ours, and whose methods of marketing and resale may be more cost-effective. Further, we will be facing competition from better established companies, which may have better local, regional and national connections, and whose efforts produce larger sales and revenues.

We may partner with mobile operators to market and distribute our services and thus to generate our revenues. The loss of, a change in or the failure to create any significant mobile operator relationships would cause us to lose access to their subscribers and thus materially reduce our revenues.

We may sell our application offerings primarily through direct sales to mobile operators. Our future success is highly dependent upon creating and maintaining successful relationships with mobile operators and establishing strong mobile operator relationships. Our failure to create and maintain relationships, or a significant reduction in revenues from, one or more of these mobile operators would materially reduce our revenues and thus harm our business, operating results and financial condition.

Because a substantial portion of our revenues would be derived from third party mobile operators, if any of our significant mobile operators are unable to fulfill their payment obligations, our financial condition and results of operations would suffer.

If any of our future customers are unable to fulfill their payment obligations to us under their contracted agreements, our revenues and cash flows could decline significantly and our financial condition could be harmed. In addition, recent disruptions in national and international credit markets have led to a scarcity of credit, tighter lending standards and higher interest rates on consumer and business loans. Continued disruptions in credit markets may materially limit consumer credit availability and restrict credit availability of mobile operators, which may also impact their ability to fulfill their payment obligations.

If one or more of our apps is found to contain hidden or objectionable content, our reputation and operating results could suffer.

We do not currently have a market-ready app and currently have no customers, but hidden content may be included in our future apps by an employee who was not authorized to do so or by an outside developer or supplier without our knowledge. This hidden content may contain profanity and sexually explicit or otherwise objectionable material. Our design, programming process and the constraints on the file size of our services would reduce the possibility of hidden, objectionable content appearing in the apps we publish. Nonetheless, these processes and constraints may not prevent this content from being included in our future apps. If our apps are found to contain hidden or objectionable content, our customers could refuse to sell it and consumers could refuse to buy it or demand a refund of their money. This could have a materially negative impact on our business, operating results and financial condition. In addition, our reputation could be harmed, which could impact sales of other apps we may intend to sell. If any of these consequences were to occur, our business, operating results and financial condition could be significantly harmed.

Mobile subscriber tastes are continually changing and are often unpredictable; if we fail to develop apps that achieve market acceptance, our sales could suffer.

Our business will depend on apps that mobile operators will offer and mobile subscribers will buy. We must invest significant resources in research and development, as well as programming, design and marketing. Our success depends, in part, on unpredictable and volatile factors beyond our control including end-user preferences, competing companies and the availability of other apps. If we are not responsive to the requirements of our future mobile operator customers, the demands and preferences of mobile subscribers, or they are not brought to market in a timely and effective manner, our business, operating results and financial condition could be harmed. Even if our services are successfully introduced and initially adopted, a subsequent shift in our mobile operator customers could cause a decline in popularity that could materially reduce our revenues and harm our business, operating results and financial condition.

We may not be able to adequately protect our intellectual property, which may facilitate the development of competing services by others.

At this time our only intellectual property is the source code which is being written to run our first application.  We will rely on a combination of trade secret and copyright laws, restrictions on disclosure, to protect it and any other intellectual property rights which may develop during the time of and upon completion of our initial source code. Despite our efforts to protect our source code and any other proprietary rights which may develop, third parties may copy or otherwise obtain and use our apps or technology. The laws of some foreign countries do not protect our proprietary rights to as great an extent as the laws of the United States. If we fail to adequately protect our intellectual property rights, it will be easier for our competitors to sell competing apps.

Our services may infringe on the intellectual property rights of third parties, which may result in lawsuits and prohibit us from selling our services or subject us to litigation costs and monetary damages.

There is a risk that third parties have filed or will file applications for, or have received or will receive, patents or obtain additional intellectual property rights relating to materials or processes that we use or propose to use. As a result, from time to time, third parties may assert patent or other intellectual property rights to technologies that are used in our services or are otherwise important to us. In addition, third parties may assert claims or initiate litigation against us or our manufacturers, suppliers, customers or partners with respect to existing or future services or other proprietary rights. We generally undertake to indemnify our customers and partners against intellectual property infringement claims asserted against them with respect to the services we sell to, or distribute through, them. Any claims against us or customers or partners that we indemnify against intellectual property claims, with or without merit, may be time-consuming, result in costly litigation or monetary damages and diversion of technical and management personnel, or require us to develop non-infringing technology. If a claim is successful, we may be required to obtain a license from the parties claiming the infringement. If we are unable to obtain a license, we may be unable to market our affected services. Limitations on our ability to market our services and delays and costs associated with monetary damages and redesigns in compliance with an adverse judgment or settlement would harm our business.

Economic conditions and any associated impact on consumer spending could have a material adverse effect on our business, results of operations and financial condition.

We are subject to macroeconomic fluctuations in the United States and worldwide economy, including those that impact discretionary consumer spending. Continued economic uncertainty and reductions in discretionary consumer spending may result in reductions in sales of our mobile personalization services, which would adversely affect our business, results of operations and our financial condition. If these issues persist, or if the economy continues this prolonged period of decelerating growth or recession, our results of operations may be harmed.

Our present limited operations have not yet proven profitable.

To date we have not shown a profit in our operations. We do not presently have a market-ready product, and we currently do not have any customers. We cannot assure that we will achieve or attain profitability in 2012 or at any other time. If we cannot achieve operating profitability, we may not be able to meet our working capital requirements, which will have a material adverse effect on our business operating results and financial condition

We are significantly dependent on our officers and directors, who lack experience running a public company. The loss or unavailability our officers and directors would have an adverse effect on our business, operations and prospects in that we may not be able to obtain new management under the same financial arrangements, which could result in a loss of your investment.

Our business plan is significantly dependent upon the abilities and continued participation of our officers and directors.   They would be difficult to replace at such an early stage of development. The loss by or unavailability to us of their services would have an adverse effect on our business, operations and prospects, in that our inability to replace them could result in the loss of one’s investment.

In the event that we are unable to locate or employ personnel to replace our officers and directors, we would be required to cease pursuing our business opportunity, which would result in a loss of your investment.

Our officers and directors have no experience in running a public company. The lack of experience in operating a public company could impact our return on investment, if any.

As a result of our reliance on our officers and directors, and their lack of experience in operating a public company, our investors are at risk in losing their entire investment.  We intend to hire additional personnel in the future, when sufficiently capitalized, who would have the experience required to manage our company, such management is not anticipated until the occurrence of future financing.  Until such management is in place, we are reliant upon our officers and directors to make the appropriate management decisions.

Since two stockholders beneficially own the majority of our outstanding common shares, they will retain the ability to control our management and the outcome of corporate actions requiring stockholder approval notwithstanding the overall opposition of our other stockholders.

Our officers and directors own approximately 73.60% of our outstanding common stock.  As a consequence, they will retain the ability to elect a majority of our board of directors, and thereby control our management. These individuals will also initially have the ability to control the outcome of corporate actions requiring stockholder approval, including mergers and other changes of corporate control, going private transactions, and other extraordinary transactions. The concentration of ownership by these individuals could discourage investments in our company, which might have a negative impact on the value of our securities.

As a result of our officers’ and directors’ majority ownership of our outstanding common shares, they control our issuance of securities.

As a consequence of our officers’ and directors’ controlling stock ownership position, acting alone they will be able to authorize the issuance of securities that may dilute and otherwise adversely affect the rights of purchasers of stock. Additionally, they may authorize the issuance of these securities to anyone they wish, including themselves and their affiliates at prices significantly less than the market price of the shares.

We will require additional financing in order to implement our business plan. In the event we are unable to acquire additional financing, we may not be able to implement our business plan resulting in a loss of revenues and ultimately the loss of your investment.

Due to our start-up nature, we will have to incur the costs of website and marketing development, and all other associated fees. To fully implement our business plan we will require additional funding.  We plan to raise additional funds through private placements, registered offerings, debt financing or other sources to maintain and expand our operations. Adequate funds for this purpose on terms favorable to us may not be available, and if available, on terms significantly more adverse to us than are manageable. Without new funding, we may be only partially successful or completely unsuccessful in implementing our business plan, and our stockholders will lose part or all of their investment.

Because our common stock is deemed a low-priced “Penny Stock”, an investment in our common stock should be considered high risk and subject to marketability restrictions.

Since our common stock is a penny stock, as defined in Rule 3a51-1 under the Securities Exchange Act, it will be more difficult for investors to liquidate their investment even if and when a market develops for the common stock. Until the trading price of the common stock rises above $5.00 per share, if ever, trading in the common stock is subject to the penny stock rules of the Securities Exchange Act specified in rules 15g-1 through 15g-10. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

•	Deliver to the customer, and obtain a written receipt for, a disclosure document;
•	Disclose certain price information about the stock;
•	Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;
•	Send monthly statements to customers with market and price information about the penny stock; and
•	In some circumstances, approve the purchaser’s account under certain standards and deliver written statements to the customer with information specified in the rules.

Consequently, the penny stock rules may restrict the ability or willingness of broker-dealers to sell the common stock and may affect the ability of holders to sell their common stock in the secondary market and the price at which such holders can sell any such securities. These additional procedures could also limit our ability to raise additional capital in the future.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

Forward-looking Statements

This Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A) contains forward-looking statements that involve known and unknown risks, significant uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, or implied, by those forward-looking statements.  You can identify forward-looking statements by the use of the words may, will, should, could, expects, plans, anticipates, believes, estimates, predicts, intends, potential, proposed, or continue or the negative of those terms.  These statements are only predictions. In evaluating these statements, you should consider various factors which may cause our actual results to differ materially from any forward-looking statements.  Although we believe that the exceptions reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.  We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

The following review of operations from MDM for the period ending November 30, 2012 and should be read in conjunction with our Condensed Consolidated Financial Statements and the Notes included in this Form 8-K and with the Consolidated Financial Statements, Notes and Management’s Discussion.

On November 28, 2012, we acquired 100% of the issued and outstanding shares of common stock of Mobile Dynamic Marketing, Inc. (“MDM”) a Florida Corporation and changed our business to designing and selling mobile apps for smart phones and other mobile platforms such as tablets.

OVERVIEW

We were incorporated on May 27, 2010 to engage in the business of an Internet-based company specializing in providing information on Happy Hours, drink specials, nightly specials and “pub crawls” for bars and restaurants in San Diego, California.   Since inception through September 30, 2012, we generated nominal revenues of $4,570 while incurring losses of $292,991.  Clearly operations were not profitable.  Based upon our losses we decided it was in our best interests to change our direction and accordingly we acquired Mobile Dynamic Marketing, Inc. (“MDM”) a Florida Corporation and changed our business to designing and selling mobile apps for smart phones and other mobile platforms such as tablets.

MANAGEMENT DISCUSSION AND ANALYSIS

RESULTS OF OPERATIONS

Working Capital

November 30, 2012 $
Current Assets	285
Current Liabilities	28,490
Working Capital (Deficit)	(28,205)

Cash Flows

November 30, 2012 $
Cash Flows from (used in) Operating Activities	(29,230)
Cash Flows from (used in) Financing Activities	29,490
Net Increase (decrease) in Cash During Period	260

Operating Revenues

During the period from inception to November 30, 2012, we earned $nil revenues.

Operating Expenses and Net Loss

During the period from November 6, 2012 (date of inception) to November 30, 2012, we incurred $29,205 of operating expenses comprised of $25,000 in consulting fees and $4,205 of general and administrative costs including incorporation costs.

Liquidity and Capital Resources

As at November 30, 2012, we had a cash balance of $260 and total assets of $285.

As at November 30, 2012, we had total liabilities of $28,490 comprised of amounts from related parties, and are unsecured, non-interest bearing, and due on demand.

We had a working capital deficit of $28,205 due to the fact that we did not earn any operating cash flow and the majority of the cash provided by financing activities were used to pay our outstanding operating obligations.

Cashflow from Operating Activities

During the period ended November 30, 2012, we used $29,490 of cash for operating activities relating to consulting costs and administrative expenses due to our incorporation costs.

Cashflow from Investing Activities

During the period from November 6, 2012 (date of inception) to November 30, 2012, we did not have any investing activities.

Cashflow from Financing Activities

During the period ended November 30, 2012, we received $29,490 of proceeds from related parties to support our start-up costs and general expenditures.

Subsequent Developments

None.

Going Concern

We have not attained profitable operations and are dependent upon obtaining financing to pursue any extensive acquisitions and activities. For these reasons, our auditors stated in their report on our audited financial statements that they have substantial doubt that we will be able to continue as a going concern without further financing.

Future Financings

We will continue to rely on equity sales of our common shares in order to continue to fund our business operations. Issuances of additional shares will result in dilution to existing stockholders. There is no assurance that we will achieve any additional sales of the equity securities or arrange for debt or other financing to fund our operations and other activities.

Off-Balance Sheet Arrangements

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to stockholders.

Critical Accounting Policies

Our financial statements and accompanying notes have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

We regularly evaluate the accounting policies and estimates that we use to prepare our financial statements. A complete summary of these policies is included in the notes to our financial statements. In general, management’s estimates are based on historical experience, on information from third party professionals, and on various other assumptions that are believed to be reasonable under the facts and circumstances. Actual results could differ from those estimates made by management.

Recently Issued Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

AFTER THE ACQUISITION OF MDM

Our financial condition did not change significantly after the acquisition of MDM.

MDM was incorporated in on November 6, 2012 and only recently began operations.  As of November 30, 2012 it had $285 in cash as its only asset and liabilities of $28,490 of which $15,300 is owed to Brian McFadden, our president and $13,190 which is owed to was owed to Michelle Pannoni, our secretary and treasurer, both of whom are related parties thereby leaving MDM with a stockholder’s deficit of $28,205.

MDM has had no revenues since inception and incurred expenses of $29,205 comprised of $25,000 for consulting and $4,205 for general administrative.

As such, MDM is in the start-up stage of operations.

Critical Accounting Policies and Estimates

We prepared our financial statements and the accompanying notes in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions about future events that affect the reported amounts in the financial statements and the accompanying notes.  We identified certain accounting policies as critical based on, among other things, their impact on the portrayal of our financial condition, results of operations, or liquidity and the degree of difficulty, subjectivity, and complexity in their deployment. Critical accounting policies cover accounting matters that are inherently uncertain because the future resolution of such matters is unknown. Management routinely discusses the development, selection, and disclosure of each of the critical accounting policies. The following is a discussion of our most critical accounting policies.

DESCRIPTION OF PROPERTY

Currently we own no property.   We lease space for our offices that are located 801 West Bay Drive, Suite 470, Largo, Florida 33770.  Telephone 727-330-2731.  We lease our offices from West Bay Largo LLC pursuant to a written lease dated December 1, 2012.  The term of our lease is month-to-month.  Our monthly rent is $25.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially immediately prior to the transaction with us and the private transaction between Mr. McFadden, Ms. Pannoni, and Mr. Elrington by: (i) each of our directors; (ii) each of our named executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our outstanding shares of common stock.  Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (1) (#)	Percent of Class (2) (%)
Hubert Elrington 19 6th Street, Belize City, Belize	Common	225,000,000	84.7%
All Officers and Directors as a Group (1 Person)	Common	225,000,000	84.7%

(1)
The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2)	Based on 265,500,000 issued and outstanding shares of common stock as of October 6, 2012.

The following table sets forth, as of November 29, 2012, immediately after our issuance of 10,000,000 shares of common stock to Mr. McFadden and Ms. Pannoni and Mr. Elrington’s transfer of 75,000,000 shares of common stock to Mr. McFadden and Ms. Pannoni, the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and dispositive power with respect to such shares of common stock. As of November 29, 2012, there were 115,500,000 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
Directors and Officers:
Brian McFadden(1)	42,500,000	36.80%
801 West Bay Drive, Suite 470
Largo, Florida 33770

Michelle Pannoni (2)	42,500,000	36.80%
801 West Bay Drive, Suite 470
Largo, Florida 33770

All executive officers and directors as a group (2 people)	85,000,000	73.60%

(1)
Brian McFadden acquired 5,000,000 shares of common stock directly from us and 37,500,000 shares of common stock on November 27, 2012 in a private transaction from Hubert Elrington, a former officer and director.

(2)
Michelle Pannoni acquired 5,000,000 shares of common stock directly from us and 37,500,000 shares of common stock on November 27, 2012 in a private transaction from Hubert Elrington, a former officer and director.

(3)
Hubert Elrington irrevocably canceled and returned to authorized but unissued status a total of 150,000,000 shares of common stock on November 28, 2012, thereby reducing the total number of issued and outstanding common shares to the present number of 115,500,000 shares.

Future sales by existing stockholders

Currently, Rule 144 of the Securities Act of 1933, as amended, (the “Act”) is unavailable for the resale of our shares of common stock because we are categorized as a “shell company” as that term is defined in Reg. 405 of the Act.  A “shell company” is a corporation with no or nominal assets or its assets consist solely of cash, and no or nominal operations.  One year from the date that we file this Form 8-K, Rule 144 will then be available for the resale of our restricted securities.

DIRECTORS AND EXECUTIVE OFFICERS

Officers and Directors

Our sole director will serve until his successor is elected and qualified. Our officers are elected by the board of directors to a term of one (1) year and serves until their successor is duly elected and qualified, or until they are removed from office. The board of directors has no nominating, auditing or compensation committees.

The names, ages and positions of our present officers and director are set forth below:

Name and Address	Age	Position(s)

Brian McFadden	27	President, Principal Executive Officer and a Director

Michelle Pannoni	45	Secretary, Treasurer, Principal Financial Officer, Principal Accounting Officer and a Director

Background of officers and directors

Brian McFadden

Since November 29, 2012 Brian McFadden has been our president, principal executive officer and a member of our board of directors.  Since November 6, 2012, Mr. McFadden has been president, principal executive officer and a director of Mobile Dynamic Marketing, Inc., our wholly owned subsidiary corporation.  Brian McFadden graduated from Hamilton College in 2007 where he studied both Economics and Sociology. Following graduation and through December 2008, Brian worked for Rogers Associates Machine Tool Corp as the Director of Business Development where he designed and implemented sales plans for major companies and Government entities including NASA, Ball Aerospace, The Harris Corporation and others.

In December 2008, Brian founded Rail Nine Media, a full service web design and marketing house that has worked with clients ranging from MTV’s Bam Margera to major financial service companies on all aspects of marketing. Brian is responsible for the daily operation and maintenance of the company and its clientele. In this role, Brian has created and maintained Social Media Marketing Campaigns, SMS Messaging campaigns, Print Media, Web Media and comprehensive multi-media campaigns.

In April 2010, Brian co-founded IRocNights, a single source hospitality resource for the Western New York Region. IRocNights expanded from Syracuse to Buffalo and gained major traction with over 100 clients in less then a year. While running IRocNights, Brian assisted in the creation of a 25-member team that cultivated and maintained relationships with numerous local businesses, politicians and social groups.

Brian expanded his IRocNights customer base through the launch of Let’s Stay Local in March 2011, a daily deal site specializing in Entertainment and targeting nightlife venue demographics. Capitalizing on the Groupon momentum, Let’s Stay Local focused on daily deals for the targeted younger generations. While at Let’s Stay Local, Brian was responsible for building the consumer distribution list while ensuring that the proper Daily Deals had been acquired and scheduled.  Brian sold IRocNights and its partnering businesses in October of 2011.

Brian currently remains at Rail Nine Media, where he started working in 2008.

Michelle Pannoni

Since November 29, 2012, Michelle Pannoni has been our secretary, treasurer, principal financial officer, principal accounting officer, and a member of the board of directors.  Since November 6, 2012, Ms. Pannoni has been principal financial officer, principal accounting officer, secretary, treasurer and a director of Mobile Dynamic Marketing, Inc., our wholly owned subsidiary corporation.  Michelle Pannoni attended Monroe Community College and Rochester Institute of Technology in Rochester, New York with a major concentration in Accounting and minor concentration in Finance and Marketing.

Michelle began her professional career by securing the position of Junior Accountant for a major accounting firm in New York.  She subsequently expanded her career experience capitalizing on her marketing background and secured a position as Marketing Partner in a hospitality enterprise with full accountability for all phases of marketing management, promotions and sales, and developed the business to the point of a profitable sale.

Michelle subsequently relocated to Florida for an opportunity as VP Marketing for a Marketing Group of various condominium tracts where she was responsible for the development, execution, and tracking of multiple web based marketing lead generation and sales programs.

She continued to expand her business expertise, serving in the management, marketing, and accounting functions for various private and public venues, all with corporate objectives related to utilizing her skill set in the development and on going management of web based marketing services.

In April of 2007, Michelle launched her own unique retail business “Talk of the Town Accessories” which she developed, marketed, and brought to a profitable sale in September 2009.

In October 2009 she became active as Florida Realtor specializing in the analysis, packaging, and web based marketing and sales of Commercial Real Estate venues including mixed use land sites, apartment and condominium conversion projects, marinas, hospitality/hotel acquisition and conversion to fractional use projects.

In March of 2011, Michelle launched her own web based marketing and design company –Trudico LLC, and simultaneously partnered with Brian McFadden, for the launch of Let’s Stay Local, an Entertainment venue designed to leverage the Groupon Daily Deal phenomenon into a younger, recurring, local nightlife demographic.

Currently, Michelle remains involved in the day to day operations of Trudico LLC while also remaining an active Florida Realtor.

Conflicts of Interest

We believe that our current officers and directors will not be subject to conflicts of interest. No policy has been implemented or will be implemented to address conflicts of interest.

Audit Committee Financial Expert

We do not have an audit committee financial expert. We do not have an audit committee financial expert because we believe the cost related to retaining a financial expert at this time is prohibitive. Further, because we are only beginning our commercial operations, at the present time, we believe the services of a financial expert are not warranted.

Involvement in Certain Legal Proceedings

During the past ten years, Mr. McFadden and Ms. Pannoni have not been the subject of the following events:

1.
A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;

i)
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator,  floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

	ii)	Engaging in any type of business practice; or
	iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.
Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

	i)	Any Federal or State securities or commodities law or regulation; or
ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

	iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.
Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Audit Committee and Audit Committee Financial Expert

We do not have an audit committee or an audit committee financial expert (as defined in Item 407 of Regulation S-K) serving on its board of directors. All current members of the board of directors lack sufficient financial expertise for overseeing financial reporting responsibilities.  We have not yet employed an audit committee financial expert due to the inability to attract such a person.

We intend to establish an audit committee of the Board of Directors, which will consist of independent directors. The audit committee’s duties will be to recommend to our board of directors the engagement of an independent registered public accounting firm to audit our financial statements and to review our accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The audit committee will at all times be composed exclusively of directors who are, in our opinion, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Code of Ethics

We have adopted a corporate code of ethics. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code. A copy of the code of ethics was filed as Exhibit 14.1 our 2009 Annual Report on Form 10-K as filed with the Securities and Exchange Commission on April 1, 2010.

Disclosure Committee and Charter

We do not have a disclosure committee and disclosure committee charter.  We plan to establish a Disclosure Committee and will operate under a charter.   The purpose of a disclosure committee would be to provide assistance to the Principal Executive Officer and the Principal Financial Officer in fulfilling their responsibilities regarding the identification and disclosure of material information about us and the accuracy, completeness and timeliness of our financial reports.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.  Based on our review of the copies of such forms received by us, or written representations that no other reports were required, and to the best of our knowledge, we believe that all of our officers, directors, and owners of 10% or more of our common stock filed all required Forms 3, 4, and 5 with the exception of Hubert Elrington and Peter Kramer who never filed any Forms 3, 4 or 5 and have no intention to do so.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid by us for the last two years ended December 31, 2012 and 2011, to our officers. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The compensation discussed addresses all compensation awarded to, earned by, or paid to our named executive officers.

Summary Compensation Table
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
							Change in
							Pension Value &
						Non-Equity	Nonqualified
						Incentive	Deferred	All
				Stock	Option	Plan	Compensation	Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Totals
Position [1]	Year	($)	($)	($)	($)	($)	($)	($)	($)

Brian McFadden	2012	10,000	0	0	0	0	0	0	10,000
President	2011	0	0	0	0	0	0	0	0

Michelle Pannoni	2012	10,000	0	0	0	0	0	0	10,000
Secretary & Treasurer	2011	0	0	0	0	0	0	0	0

Hubert Elrington	2012	0	0	0	0	0	0	0	0
Former President & Secretary	2011	0	0	0	0	0	0	0	0

Peter Kremer	2012	17,000	0	0	0	0	0	0	17,000
Former President & Secretary	2011	12,000	25,000	0	0	0	0	0	37,000

We have paid any salaries in 2013 of $24,000 to Brian McFadden and $24,000 to Michelle Pannoni.  We anticipate paying an additional $100,000 to each in 2013.

The following table sets forth the compensation paid by us to our directors for the year ending December 31, 2012. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The compensation discussed addresses all compensation awarded to, earned by, or paid to our named director.

Director Compensation Table
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
					Change in
					Pension
	Fees				Value and
	Earned			Non-Equity	Nonqualified
	or			Incentive	Deferred	All
	Paid in	Stock	Option	Plan	Compensation	Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)

Brian McFadden	0	0	0	0	0	0	0

Michelle Pannoni	0	0	0	0	0	0	0

Hubert Elrington	0	0	0	0	0	0	0

Peter Kremer	0	0	0	0	0	0	0

All compensation received by our officers and directors has been disclosed.

We have not paid any compensation to our directors in 2013.

There are no stock option, retirement, pension, or profit sharing plans for the benefit of our officers and directors.

Director Independence

None of directors are deemed independent as a matter of law.

Long-Term Incentive Plan Awards

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance at this time.

Indemnification

Under our Articles of Incorporation and Bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against policy, as expressed in the Act and is, therefore, unenforceable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On November 7, 2012, the Company issued 1,000,000 founders shares to the President and Director of the Company with a fair value of $1,000, which has been recorded as contributed capital.

As of November 30, 2012, we owed our president, Brian McFadden $15,300.  The amount owing is unsecured, non-interest bearing, and due on demand.

As of November 30, 2012, we owed Michelle Pannoni, our secretary and treasurer, $13,190.  The amount owing is unsecured, non-interest bearing, and due on demand.

Other than the foregoing, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past fiscal year, or in any proposed transaction, which has materially affected or will affect the Company.

DESCRIPTION OF SECURITIES

Common Stock

Our authorized capital stock consists of 250,000,000 shares of common stock, par value $0.001 per share. The holders of our common stock:

*	have equal ratable rights to dividends from funds legally available if and when declared by our board of directors;
*	are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;
*	do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and
*	are entitled to one non-cumulative vote per share on all matters on which stockholders may vote.

All shares of common stock now outstanding are fully paid for and non-assessable and all shares of common stock that are the subject of this offering, when issued, will be fully paid for and non-assessable. We refer you to our Articles of Incorporation, Bylaws and the applicable statutes of the State of Nevada for a more complete description of the rights and liabilities of holders of our securities.

Non-cumulative voting

Holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in that event, the holders of the remaining shares will not be able to elect any of our directors.

Cash dividends

As of the date of this report, we have not paid any cash dividends to stockholders. The declaration of any future cash dividend will be at the discretion of our board of directors and will depend upon our earnings, if any, our capital requirements and financial position, our general economic conditions, and other pertinent conditions. It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Preferred Stock

We are authorized to issue 10,000,000 shares of preferred stock with a par value of $0.001 per share. The terms of the preferred shares are at the discretion of the board of directors. Currently no preferred shares are issued and outstanding.

Anti-takeover provisions

There are no Nevada anti-takeover provisions that may have the affect of delaying or preventing a change in control.

Reports

We are required to furnish you with an annual report. We will be required to file reports with the SEC under section 13 of the Securities Exchange Act of 1934, as amended. The reports will be filed electronically. The reports we will be required to file are Forms 10-K, 10-Q, and 8-K. You may read copies of any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that will contain copies of the reports we file electronically. The address for the Internet site is www.sec.gov.

Stock transfer agent

Our stock transfer agent for our securities is Action Stock Transfer.  Its telephone number is (801) 274 - 1099.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our stock is listed for trading on the Bulletin Board operated the Financial Industry Regulatory Authority (FINRA) on OTCBB under the symbol “PBCW”.  The shares of common stock began trading in the first quarter of 2013.  There are no outstanding options or warrants to purchase, or securities convertible into, our common stock.

Fiscal Year – 2013	High Bid	Low Bid
First Quarter: 1/1/13 to 3/6/13	$0.0045	$0.0042

Fiscal Year – 2012	High Bid	Low Bid
Fourth Quarter: 10/1/12 to 12/31/12	$0.00	$0.00
Third Quarter: 7/1/12 to 9/30/12	$0.00	$0.00
Second Quarter: 4/1/12 to 6/30/12	$0.00	$0.00
First Quarter: 1/1/12 to 3/31/12	$0.00	$0.00

Fiscal Year – 2011	High Bid	Low Bid
Fourth Quarter: 10/1/11 to 12/31/11	$0.00	$0.00
Third Quarter: 7/1/11 to 9/30/11	$0.00	$0.00
Second Quarter: 4/1/11 to 6/30/11	$0.00	$0.00
First Quarter: 1/1/11 to 3/31/11	$0.00	$0.00

Holders

On November 30, 2012, we had 61 shareholders of record of our common stock.

Dividend Policy

We have never paid cash dividends on our capital stock. We currently intend to retain any profits we earn to finance the growth and development of our business. We do not anticipate paying any cash dividends in the foreseeable future.

Section 15(g) of the Securities Exchange Act of 1934

Our shares are covered by Section 15(g) of the Securities Exchange Act of 1934, as amended that imposes additional sales practice requirements on broker/dealers who sell such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouses). For transactions covered by the Rule, the broker/dealer must make a special suitability determination for the purchase and have received the purchaser’s written agreement to the transaction prior to the sale. Consequently, the Rule may affect the ability of broker/dealers to sell our securities and also may affect your ability to sell your shares in the secondary market.

Section 15(g) also imposes additional sales practice requirements on broker/dealers who sell penny securities. These rules require a one page summary of certain essential items. The items include the risk of investing in penny stocks in both public offerings and secondary marketing; terms important to in understanding of the function of the penny stock market, such as bid and offer quotes, a dealers spread and broker/dealer compensation; the broker/dealer compensation, the broker/dealers duties to its customers, including the disclosures required by any other penny stock disclosure rules; the customers rights and remedies in causes of fraud in penny stock transactions; and, the FINRA’s toll free telephone number and the central number of the North American Administrators Association, for information on the disciplinary history of broker/dealers and their associated persons.

Securities authorized for issuance under equity compensation plans

We have no equity compensation plans and accordingly we have no shares authorized for issuance under an equity compensation plan.

LEGAL PROCEEDINGS

We are not a party to any pending litigation and none is contemplated.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

Our independent accountants are M&K CPAS, PLLC. There have been no disagreements on accounting and financial disclosures from the inception of our company through the date of this Form 8-K.

RECENT SALES OF UNREGISTERED SECURITIES

Since inception, the Registrant has sold the following securities that were not registered under the Securities Act of 1933, as amended, since inception:

The Company did not use any underwriters with respect to the foregoing sales of its Common Stock. We did not, nor did any person acting on our behalf, offer or sell the securities by any form of general solicitation or general advertising.

Pursuant to certain applicable limitations on resale, we exercised reasonable care to assure that purchasers were not underwriters within the meaning of section 2(11) of the Act by inquiring of each and every purchaser the following: (1) that each purchaser was purchasing the securities for the purchaser’s own account for investment purposes and not with a view towards distribution, and (2) that each purchaser had no arrangement or intention to sell the securities. Further, written disclosure was provided to each purchaser prior to the sale that the securities have not been registered under the Act and, therefore, cannot be resold unless the securities are registered under the Act or unless an exemption from registration is available.

All securities sold contained a restrictive legend on the share certificate stating that the securities have not been registered under the Act and setting forth, or referring to the restrictions on transferability and sale of the securities.

In connection with the Acquisition, the Shareholders of MDM received Ten Million shares (10,000,000) of our common stock. The 10,000,000 shares of our common stock, which were issued to the Shareholders as of the effective date of the Acquisition, were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated under the section, which exempts transactions by an issuer not involving any public offering.  Prior to the acquisition of MDM, there was no relationship between us, MDM or any officers or directors of MDM.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Under our Bylaws, we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his position, if he/she acted in good faith and in a manner he/she reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he/she is to be indemnified, we must indemnify him/her against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933, as amended, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(a)        FINANCIAL STATEMENTS

Financial Statements of Pub Crawl Holdings Inc. are incorporated by reference from the following:

*          Our Form 10-K for the period ended June 30, 2012
*          Our Form 10-Q for the period ended September 30, 2012.
*	Our Form 8-K filed with the SEC on February 15, 2013 changing our fiscal year end to December 31 from June 30.

The following Financial Statements of the business acquired are filed herewith:

*	Audited Financial Statements of Mobile Dynamic Marketing, Inc. from November 6, 2012 (date of inception) to November 30, 2012 is included herein.

Pro Forma Financial Information:

The following pro forma financial information is filed to this Current Report and is incorporated herein by reference:   The Unaudited Pro Forma Condensed Financial Statements at November 30, 2012 are included herein.

Shell Company Transactions

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein, which are incorporated herein by reference.

(b)        EXHIBITS

Exhibit		Incorporated by reference			Filed
Number	Document Description	Form	Date	Number	Herewith

2.1	Exchange Agreement between Pub Crawl Holdings, Inc. and Mobile Dynamic Marketing, Inc.	8-K	1/31/13	2.1

3.1	Articles of Incorporation - Pub Crawl	S-1	10/07/10	3.1

3.2	Bylaws - Pub Crawl Holdings, Inc.	S-1	10/07/10	3.2

3.3	Articles of Incorporation - Mobile Dynamic Marketing, Inc.	10-K/A	4/16/13	3.3

3.4	Bylaws - Mobile Dynamic Marketing, Inc.

10.1	Assignment Agreement between the Company, Peter Kremer, and PBPubCrawl.com, LLC dated June 14, 2010	S-1	10/07/10	10.1

10.2	Form of Management Agreement between the Company and Peter Kremer dated June 22, 2010	S-1	10/07/10	10.2

10.3	Promissory Note between the Company and Sun Valley Investments dated August 5, 2010	S-1	10/07/10	10.3

10.4	Consulting Agreement between the Company and Voltaire Gomez dated September 23, 2010	S-1	10/07/10	10.4

10.5	Settlement Agreement between the Company and Sun Valley Investments dated May 25, 2012	8-K	08/11/12	10.1

10.6	Promissory Note between the Company and Deville Enterprises, Inc. dated June 1, 2012	8-K	08/11/12	10.2

14.1	Code of Ethics	S-1	10/07/10	14.1

21.1	List of Subsidiaries	S-1	10/07/10	21.1

MOBILE DYNAMIC MARKETING, INC.

(A Development Stage Company)

Financial Statements

(Expressed in US dollars)

For the period ended November 30, 2012

Financial Statement Index

Report of Independent Registered Public Accounting Firm	F–1

Balance Sheet	F–2

Statement of Operations	F–3

Statement of Cash Flows	F–4

Statement of Stockholders’ Deficit	F–5

Notes to the Financial Statements	F–6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Mobile Dynamic Marketing, Inc.
(A Development Stage Company)

We have audited the accompanying balance sheet of Mobile Dynamic Marketing, Inc. (A Development Stage Company) as of November 30, 2012, and the related statement of operations, changes in stockholders’ deficit, and cash flow for the period from November 6, 2012 (inception) through November 30, 2012.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mobile Dynamic Marketing, Inc. (A Development Stage Company) as of November 30, 2012, and the results of its operations and cash flows for the periods described above in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company suffered a net loss from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans regarding those matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

M&K CPAS, PLLC
www.mkacpas.com
Houston, Texas
April 22, 2013

MOBILE DYNAMIC MARKETING, INC.
(A Development Stage Company)
Balance Sheet

November 30, 2012 $

ASSETS

Cash	260
Prepaid expenses	25

Total Assets	285

LIABILITIES

Current Liabilities

Due to Related Parties	28,490

Total Liabilities	28,490

STOCKHOLDERS’ DEFICIT

Preferred Stock
Authorized: 500,000,000 preferred shares with a par value of $0.001 per share
Issued and outstanding: nil preferred shares	–

Common Stock
Authorized: 750,000,000 common shares with a par value of $0.001 per share
Issued and outstanding: 1,000,000 common shares	1,000

Additional Paid-In Capital	–

Accumulated Deficit during the Development Stage	(29,205)

Total Stockholders’ Deficit	(28,205)

Total Liabilities and Stockholders’ Deficit	285

(The accompanying notes are an integral part of these financial statements)

MOBILE DYNAMIC MARKETING, INC.
(A Development Stage Company)
Statement of Operations

For the Period from November 6, 2012 (Date of Inception) to November 30, 2012 $

Revenues	–

Operating Expenses

Consulting	25,000
General and administrative	4,205

Total Operating Expenses	29,205

Net Loss	(29,205)

Net Earnings per Share – Basic and Diluted	(0.03)

Weighted Average Shares Outstanding – Basic and Diluted	1,000,000

(The accompanying notes are an integral part of these financial statements)

MOBILE DYNAMIC MARKETING, INC.
(A Development Stage Company)
Statement of Cashflows

For the Period from November 6, 2012 (Date of Inception) to November 30, 2012 $

Operating Activities

Net loss for the year	(29,205)

Changes in operating assets and liabilities:

Prepaid expenses	(25)

Net Cash Used In Operating Activities	(29,230)

Financing Activities

Proceeds from a related party	29,490

Net Cash Provided by Financing Activities	29,490

Increase (decrease) in Cash	260

Cash – Beginning of Period	–

Cash – End of Period	260

Non-cash transactions

Contributed capital	(1,000)

Supplemental Disclosures

Interest paid	–
Income tax paid	–

(The accompanying notes are an integral part of these financial statements)

MOBILE DYNAMIC MARKETING, INC.
(A Development Stage Company)
Statement of Stockholders’ Deficit
From November 6, 2012 (Date of Inception) to November 30, 2012

				Accumulated
				Deficit
			Additional	during the
	Common Stock		Paid-in	Development
	Shares	Par Value	Capital	Stage	Total
	#	$	$	$	$

Balance – November 6, 2012 (Date of Inception)	–	–	–	–	–

Founders shares issued	1,000,000	1,000	(1,000)	–	–

Contributed capital	–	–	1,000	–	1,000

Net loss for the period	–	–	–	(29,205)	(29,205)
	–	–
Balance – November 30, 2012	1,000,000	1,000	–	(29,205)	(28,205)

(The accompanying notes are an integral part of these financial statements)

MOBILE DYNAMIC MARKETING, INC.
(A Development Stage Company)
Notes to the Financial Statements

1.     Nature of Operations and Continuance of Business

Mobile Dynamic Marketing, Inc. (the “Company”) was incorporated in the state of Florida on November 6, 2012.

These financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. During the period ended November 30, 2012, the Company has a working capital deficit of $28,205 and an accumulated deficit of $29,205. The continuation of the Company as a going concern is dependent upon the continued financial support from its management, and its ability to identify future investment opportunities and obtain the necessary debt or equity financing, and generating profitable operations from the Company’s future operations. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern.  These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2.     Summary of Significant Accounting Policies

a)     Basis of Presentation and Principles of Consolidation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”) and are expressed in U.S. dollars.  The Company’s fiscal year end is November 30.

b)     Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

c)     Cash and cash equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents.  As at November 30, 2012, the Company had no cash equivalents.

MOBILE DYNAMIC MARKETING, INC.
(A Development Stage Company)
Notes to the Financial Statements

2.     Summary of Significant Accounting Policies (continued)

d)     Basic and Diluted Net Loss per Share

The Company computes net loss per share in accordance with ASC 260, Earnings per Share. ASC 260 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive. As at November 30, 2012, the Company had no potentially dilutive shares.

e)     Financial Instruments

Pursuant to ASC 820, Fair Value Measurements and Disclosures, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, accounts payable, accrued liabilities, and amounts due to related parties.  Pursuant to ASC 820, the fair value of our cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

MOBILE DYNAMIC MARKETING, INC.
(A Development Stage Company)
Notes to the Financial Statements

2.     Summary of Significant Accounting Policies (continued)

f)     Income Taxes

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted ASC 740 “Accounting for Income Taxes” as of its inception. Pursuant to ASC 740, the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefits of net operating losses have not been recognized in this financial statement because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

g)     Recent Accounting Pronouncements

In October 2012, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2012-04, “Technical Corrections and Improvements” in Accounting Standards Update No. 2012-04. The amendments in this update cover a wide range of Topics in the Accounting Standards Codification. These amendments include technical corrections and improvements to the Accounting Standards Codification and conforming amendments related to fair value measurements. The amendments in this update will be effective for fiscal periods beginning after December 15, 2012. The adoption of ASU 2012-04 is not expected to have a material impact on our financial position or results of operations.

In August 2012, the FASB issued ASU 2012-03, “Technical Amendments and Corrections to SEC Sections: Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin (SAB) No. 114, Technical Amendments Pursuant to SEC Release No. 33-9250, and Corrections Related to FASB Accounting Standards Update 2010-22 (SEC Update)” in Accounting Standards Update No. 2012-03. This update amends various SEC paragraphs pursuant to the issuance of SAB No. 114. The adoption of ASU 2012-03 is not expected to have a material impact on our financial position or results of operations.

In December 2011, the FASB issued ASU 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items out of Accumulated Other Comprehensive Income” in Accounting Standards Update No. 2011-05. This update defers the requirement to present items that are reclassified from accumulated other comprehensive income to net income in both the statement of income where net income is presented and the statement where other comprehensive income is presented. The adoption of ASU 2011-12 is not expected to have a material impact on our financial position or results of operations.

In December 2011, the FASB issued ASU No. 2011-11 “Balance Sheet: Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). This Update requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. The amended guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Company is currently evaluating the impact, if any, that the adoption of this pronouncement may have on its results of operations or financial position.

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

MOBILE DYNAMIC MARKETING, INC.
(A Development Stage Company)
Notes to the Financial Statements

3.     Related Party Transactions

a)	During the period ended November 30, 2012, the Company recorded $1,000 in contributed capital from management and directors of the Company, which has been recorded as additional paid-in capital.

b)	As of November 30, 2012, the Company owes $15,300 to the President of the Company. The amount owing is unsecured, non-interest bearing, and due on demand.

c)	As of November 30, 2012, the Company owes $13,190 to a Director of the Company. The amount owing is unsecured, non-interest bearing, and due on demand.

4.     Common Shares

On November 6, 2012, the Company issued 1,000,000 founders shares to the management and directors of the Company.

5.     Income Taxes

The Company has $29,205 of net operating losses carried forward to offset taxable income in future years which expire commencing in fiscal 2030.  The income tax benefit differs from the amount computed by applying the US federal income tax rate of 34% to net loss before income taxes for the period ended November 30, 2012 and had no uncertain tax positions as at November 30, 2012:

November 30, 2012 $

Net loss before taxes	(29,205)
Statutory rate	34%

Computed expected tax recovery	9,930
Valuation allowance	(9,930)

Income tax provision	–

6.     Subsequent Events

In accordance with ASC 855, we have evaluated subsequent events through the date of issuance of the financial statements, and did not have any material recognizable subsequent events.

Pub Crawl Holdings, Inc.
(A Development Stage Company)

Pro-Forma Financial Statements

For the Period Ended November 30, 2012

(unaudited – prepared by management)

Pro-Forma Balance Sheets	F-1
Pro-Forma Statement of Operations for the period ended November 30, 2012	F-2
Notes to the Pro-Forma Financial Statements	F-3

Pub Crawl Holdings, Inc.
(A Development Stage Company)
Pro-Forma Balance Sheets
As at November 30, 2012
(Expressed in US dollars)
(unaudited)

	Pub Crawl Holdings Inc. as at November 30, 2012 $	Mobile Dynamic Marketing, Inc. as at November 30, 2012 $	Pro-Forma Adjustments $	Pro-Forma Consolidated $
			(Note 3)
ASSETS
Cash	2,177	260	(2,177)	260
Prepaid expenses	–	25	–	25

Total Assets	2,177	285	(2,177)	285

LIABILITIES

Current Liabilities
Accounts payable	90,119	–	(90,119)	–
Accrued liabilities	16,241	–	(16,241)	–
Due to related parties	3,000	28,490	(3,000)	28.490
Notes payable	120,000	–	(120,000)	–

Total Liabilities	229,360	28,490	(229,360)	28,490

STOCKHOLDERS’ EQUITY (DEFICIT)

Preferred stock	–	–	–	–

Common stock	265,500	1,000	(1,000)	125,500
			(150,000) 10,000

Additional paid-in capital	(195,042)	–	1,000	(124,500)
			150,000 (10,000) (70,458)

Accumulated deficit during the development stage	(297,641)	(29,205)	227,183 70,458	(29,205)

Total Stockholders’ Equity (Deficit)	(227,183)	(28,205)	227,183	(28,205)

Total Liabilities and Stockholders’ Equity (Deficit)	2,177	285	(2,177)	285

(The accompanying notes are an integral part of these financial statements)

F-1

Pub Crawl Holdings, Inc.
(A Development Stage Company)
Pro-Forma Statement of Operations
For the Period Ended November 30, 2012
(Expressed in US dollars)
(unaudited)

	Pub Crawl Holdings, Inc. for the eleven months ended November 30, 2012 $	Mobile Dynamic Marketing, Inc. for the period ended November 30, 2012 $	Pro-Forma Adjustments $	Pro-Forma Consolidated $

Revenues	1,579	–	–	1,579

Operating Expenses

Commissions	470	–	–	470
Consulting	–	25,000	–	25,000
General and administrative	4,883	4,205	–	9,088
Management fees	14,000	–	–	14,000
Professional fees	74,750	–	–	74,750

Total Operating Expenses	94,103	29,205	–	123,308

Net Loss Before Other Expense	(92,524)	(29,205)	–	(121,729)

Other Income (Expenses)

Gain on forgiveness of debt	4,250	–	–	4,250
Interest expense	(5,984)	–	–	(5,984)

Net Loss	(94,258)	(29,205)	–	(123,463)

Pro Forma Loss Per Share (Note 5)

(The accompanying notes are an integral part of these financial statements)

F-2

Pub Crawl Holdings, Inc.
(A Development Stage Company)
Notes to the Pro-Forma Financial Statements
(Expressed in US dollars)
(unaudited)

1.     Basis of Presentation

On November 28, 2012, Pub Crawl Holdings Inc. (“PCHII” or the “Company”) entered into a share exchange agreement with Mobile Dynamic Marketing, Inc. (“MDMI”), a private corporation formed under the state of Florida on November 6, 2012.  Under the terms of the agreement, PCHI will acquire 100% of the issued and outstanding common shares of MDMI in exchange for 85,000,000 common shares of the Company, comprised of 75,000,000 common shares privately transacted from the President and Director of PCHI and 10,000,000 newly issued common shares to shareholders.  Furthermore, the President and Director of PCHI cancelled 150,000,000 common shares as part of the share exchange agreement.  After the close of the share exchange agreement, there are 125,500,000 common shares outstanding and the former shareholders of MDMI will control approximately 68% of the total issued and outstanding common shares of PCHI, resulting in a reverse takeover.

These unaudited pro forma financial statements (“pro forma financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”) and are expressed in US dollars.  These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual and interim financial statements of PCHI.

These pro forma financial statements have been compiled from and include:

(a)
an unaudited pro forma balance sheet combining the unaudited interim balance sheet of PCHI and MDMI as at November 30, 2012, giving effect to the transaction as if it occurred on the respective balance sheet date; and

(b)	an unaudited pro forma statement of operations combining the unaudited interim statement of operations of PCHI and MDMI for the period ended November 30, 2012.

The unaudited pro forma financial statements have been compiled using the significant accounting policies as set out in the audited financial statements of PCHI for the year ended June 30, 2012. Based on the review of the accounting policies of PCHI and MDMI, there are no material accounting differences between the accounting policies of the companies. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of PCHI.  As MDMI as a December 31 year-end and is the surviving entity, the combined company will adopt a year-end of December 31.

It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with PCHI’s accounting policies. No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction. The pro forma statement of operations does not reflect non-recurring charges or credits directly attributable to the transaction, of which none are currently anticipated.

The unaudited pro forma financial statements are not intended to reflect the results of operations or the financial position of PCHI which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future. The pro forma adjustments and allocations of the purchase price for MDMI are based in part on provisional estimates of the fair value of the assets acquired and liabilities assumed. Any final adjustments may change the allocation of purchase price which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma consolidated financial statements.
F-3

Pub Crawl Holdings, Inc.
(A Development Stage Company)
Notes to the Pro-Forma Financial Statements
(Expressed in US dollars)
(unaudited)

2.     Share Exchange Agreement between Pub Crawl Holdings, Inc. and Mobile Dynamic Marketing, Inc.

On November 28, 2012, the Company entered into a share exchange agreement with MDMI and the shareholders of all of the issued and outstanding common shares of MDMI.

Pursuant to the agreement, PCHI will acquire 100% of the issued and outstanding common shares of MDMI in exchange for 85,000,000 common shares of the Company, comprised of 75,000,000 common shares privately transacted from the President and Director of PCHI and 10,000,000 newly issued common shares to shareholders.  Furthermore, the President and Director of PCHI cancelled 150,000,000 common shares as part of the share exchange agreement.  After the close of the share exchange agreement, there are 125,500,000 common shares outstanding and the former shareholders of MDMI will control approximately 68% of the total issued and outstanding common shares of PCHI, resulting in a change of control.  The transaction was accounted for as a reverse recapitalization transaction, as PCHI qualifies as a non-operating public shell company given the fact that the Company held nominal net monetary assets, consisting of only cash at the time of merger transaction.  As MDMI is deemed to be the purchaser for accounting purposes under recapitalization accounting, these pro forma financial statements are presented as a continuation of MDMI.  The equity of MDMI is presented as the equity of the combined company and the capital stock account of MDMI is adjusted to reflect the part value of the outstanding and issued common stock of the legal acquirer (PCHI) after giving effect to the number of shares issued in the share exchange agreement.  Shares retained by PCHI are reflected as an issuance as of the acquisition date for the historical amount of the net assets of the acquired entity, which in this case is zero.

3.     Pro Forma Assumptions and Adjustments

The unaudited pro-forma consolidated financial statements incorporate the following pro forma assumptions and adjustments:

(a)
For purposes of these pro-forma consolidated financial statements, it is assumed that all shareholders of MDMI exchanged their common shares for 85,000,000 common shares of PCHI, at a rate of 85 common shares of PCHI for each MDMI common share.

(b)	All assets and liabilities held by PCHI at the time of acquisition were not to be assumed by MDMI, and therefore, PCHI is only acquiring the share capital of PCHI.

F-4

Pub Crawl Holdings, Inc.
(A Development Stage Company)
Notes to the Pro-Forma Financial Statements
(Expressed in US dollars)
(unaudited)

4.     Pro-Forma Common Shares

Pro-forma common shares as at November 30, 2012 have been determined as follows:

	Number of Common Shares	Par Value $	Additional Paid-in Capital $

Issued and outstanding common shares of PCHI	265,500,000	265,500	(195,042)
Issued and outstanding common shares of MDMI	1,000,000	1,000	–
Eliminate issued and outstanding common shares of MDMI, and adjust to reflect par value	(1,000,000)	(1,000)	1,000
Cancellation of common shares	(150,000,000)	(150,000)	150,000
Issuance of common shares for acquisition	10,000,000	10,000	(10,000)
Eliminate outstanding deficit of PCHI after effects of settlement of outstanding assets and liabilities	–	–	(70,458)

Pro-forma balance, September 30, 2012	125,500,000	125,500	(124,500)

5.     Pro-Forma Loss Per Share

Pro-forma basic and diluted loss per share for the period ended November 30, 2012 and year ended December 31, 2011 have been calculated based on the weighted average number of PCHI common shares outstanding plus the common shares issued for the acquisition of MDMI.

	Period Ended November 30, 2012	Year Ended December 31, 2011

Basic pro forma loss per share computation

Numerator:
Pro forma net loss available to stockholders	$ (123,468)	$ (112,877)

Denominator:
Weighted average issued and outstanding common shares of PCHI	265,500,000	265,500,000
Common shares issued for acquisition of MDMI	10,000,000	10,000,000
Pro forma weighted average shares outstanding	275,500,000	275,500,000

Basic and Diluted pro forma loss per share	(0.00)	(0.00)

F-5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 22nd day of April, 2013.

PUB CRAWL HOLDINGS INC.

BY:	BRIAN MCFADDEN
Brian McFadden
Principal Executive Officer